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EXHIBIT 32.2

CERTIFICATION OF THE SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Air Lease Corporation (the "Company") on Form 10-K for the fiscal year ended December 31, 2012 (the "Report"), I, Gregory B. Willis, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (i)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (ii)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2013

/s/ GREGORY B. WILLIS Gregory B. Willis Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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  EXHIBIT 32.2
CERTIFICATION OF THE SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002